UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         February 14, 2005
Date of report (Date of earliest event reported)

GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of principal executive offices / Zip Code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                   ☐         Written communications pursuant to Rule 425 under the Securities Act.(17 CFR 230.425)

                                   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17CFR240.14a-12)

                                   ☐         Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.                                                   (17CFR240.14d-2(b))

                                   ☐         Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.                                                   (17CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        The board of directors of Gevity HR, Inc. (the "Company") and the compensation committee thereof, from time to time, grant equity awards to employees and directors of the Company under the Gevity HR, Inc. 1997 Stock Incentive Plan, as amended and restated (the "1997 Plan") and the Gevity HR, Inc. 2002 Stock Incentive Plan (the "2002 Plan"). The 1997 Plan was previously approved by the board of directors and the shareholders of the Company and was filed as Exhibit 4.1 to the Company's Registration Statement No. 333-68929 on Form S-8, Amendment No. 1, filed September 30, 2003. In addition, the 2002 Plan was previously approved by the board of directors and the shareholders of the Company and was filed as Exhibit B to the Company's Proxy Statement on Schedule 14A filed April 25, 2002. Attached for filing herewith as Exhibits 10.1 through 10.6 are the forms of agreements and notices that the Company uses to evidence the various types of awards made to the Company's employees and directors pursuant to the 1997 and 2002 Plans.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit No.	Description

10.1	Form of Employee Vesting Schedule pursuant to the Gevity HR, Inc. 1997 Stock
Incentive Plan
10.2	Form of Director Vesting Schedule pursuant to the Gevity HR, Inc. 1997 Stock
Incentive Plan
10.3	Form of Terms and Conditions to the Non-Qualified Stock Option Award pursuant to the
Gevity HR, Inc. 1997 Stock Incentive Plan
10.4	Form of Employee Vesting Schedule pursuant to the Gevity HR, Inc. 2002 Stock
Incentive Plan
10.5	Form of Director Vesting Schedule pursuant to the Gevity HR, Inc. 2002 Stock
Incentive Plan
10.6	Form of Terms and Conditions to the Non-Qualified Stock Option Award pursuant to the
Gevity HR, Inc. 2002 Stock Incentive Plan

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2005
GEVITY HR, INC.
By: /s/ Gregory M Nichols
Gregory M. Nichols Senior Vice President and General Counsel

                                EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employee Vesting Schedule pursuant to the Gevity HR, Inc. 1997 Stock
Incentive Plan
10.2	Form of Director Vesting Schedule pursuant to the Gevity HR, Inc. 1997 Stock
Incentive Plan
10.3	Form of Terms and Conditions to the Non-Qualified Stock Option Award pursuant to the
Gevity HR, Inc. 1997 Stock Incentive Plan
10.4	Form of Employee Vesting Schedule pursuant to the Gevity HR, Inc. 2002 Stock
Incentive Plan
10.5	Form of Director Vesting Schedule pursuant to the Gevity HR, Inc. 2002 Stock
Incentive Plan
10.6	Form of Terms and Conditions to the Non-Qualified Stock Option Award pursuant to the
Gevity HR, Inc. 2002 Stock Incentive Plan